American Beacon Large Cap Value Fund

SUMMARY PROSPECTUS February 28, 2020

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated February 28, 2020, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at
www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links'' and then ‘‘Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Share Class | A: ALVAX | C: ALVCX | Y: ABLYX | R6: AALRX | Advisor: AVASX | R5*: AADEX | Investor: AAGPX

* Formerly known as the Institutional Class.

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 59 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 66 of the statement of additional information ("SAI"). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers." Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	R5	Investor
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.21%	0.15%	0.15%	0.05%	0.30%	0.08%	0.41%
Total Annual Fund Operating Expenses	1.01%	1.70%	0.70%	0.60%	1.10%	0.63%	0.96%
Fee Waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	(0.01%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.01%	1.70%	0.70%	0.59%	1.10%	0.63%	0.96%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2021, to the extent that Total Annual Fund Operating Expenses exceed 0.59% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your

LCV02282020	American Beacon Large Cap Value Fund - Summary Prospectus	1

investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 672	$ 878	$ 1,101	$ 1,740
C	$ 273	$ 536	$ 923	$ 2,009
Y	$ 72	$ 224	$ 390	$ 871
R6	$ 60	$ 191	$ 334	$ 749
Advisor	$ 112	$ 350	$ 606	$ 1,340
R5	$ 64	$ 202	$ 351	$ 786
Investor	$ 98	$ 306	$ 531	$ 1,178

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 173	$ 536	$ 923	$ 2,009

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2019, the Russell 1000 Index consisted of companies with market capitalization of $823.4 million and greater. The Fund may invest in companies of all market capitalizations.

The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.  The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the Manager's and each sub-advisor's judgments about asset allocation will be correct. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

2	American Beacon Large Cap Value Fund - Summary Prospectus

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■

Common Stock Risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Real Estate Investment Trusts ("REITs") Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

■

Investing in Developed Countries Risk. The Fund's investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities. Many larger capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

American Beacon Large Cap Value Fund - Summary Prospectus	3

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. The sub-advisors' investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, it is possible that the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■

Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund's portfolio changes over time, the Fund's exposure to a particular sector may become higher or lower.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
The borrower of the Fund's securities must provide collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities. For loans collateralized with cash, the Fund invests the cash in other securities.

To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Small Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a broad-based market index, which is the Fund's benchmark index, for the periods indicated.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering R5 Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the R5 Class shares is shown for the R6 Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older classes had different expenses than the newer share classes, which would affect performance. The A Class, C Class and R6 Class performance shown in the table has not been adjusted for differences in operating expenses between those share classes and the respective older share classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 14.51% 1st Quarter 2012 01/01/2010 through 12/31/2019 Lowest Quarterly Return: -16.64% 3rd Quarter 2011 01/01/2010 through 12/31/2019

4	American Beacon Large Cap Value Fund - Summary Prospectus

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	08/01/1994
Returns Before Taxes		29.18%	7.44%	10.82%
Returns After Taxes on Distributions		26.25%	5.19%	9.31%
Returns After Taxes on Distributions and Sales of Fund Shares		19.35%	5.48%	8.70%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	05/17/2010	21.72%	6.14%	10.08%
C	09/01/2010	27.29%	6.65%	9.97%
Y	08/03/2009	29.60%	7.72%	11.11%
R6	02/28/2017	29.67%	7.81%	11.21%
Advisor	05/31/2005	29.01%	7.28%	10.67%
R5	07/17/1987	29.67%	7.80%	11.21%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000 Value Index	26.54%	8.29%	11.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Kirk L. Brown Senior Portfolio Manager Since 2016	Paul B. Cavazos Chief Investment Officer Since 2016 Mark M. Michel Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Founding Director Since Fund Inception (1987)	Mark Giambrone Portfolio Manager/Managing Director Since 2015
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager and Chief Executive Officer Since 1989 Scott McBride Portfolio Manager Since 2004	Judd Peters Portfolio Manager Since 2003 Patricia McKenna Principal and Portfolio Manager Since 2017
Massachusetts Financial Services Company	Steven Gorham Investment Officer and Portfolio Manager Since 2010* Katherine Cannan Investment Officer and Portfolio Manager Since 2019	Nevin Chitkara Investment Officer and Portfolio Manager Since 2010

* Effective December 31, 2020, Steven Gorham will no longer be a portfolio manager of the Fund. Therefore, effective December 31, 2020, all references to Steven Gorham will be deleted.

American Beacon Large Cap Value Fund - Summary Prospectus	5

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

6	American Beacon Large Cap Value Fund - Summary Prospectus